UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

Excelerate Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41352	87-2878691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Level 6 The Woodlands, TX 77381 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (832) 813-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 18, 2022, Excelerate Energy, Inc. (the “Company”) closed its initial public offering (“IPO”) of 18,400,000 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $24.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-262065) (as amended, the “Registration Statement”). In connection with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	a Securities Purchase Agreement, dated as of April 8, 2022 (the “Securities Purchase Agreement”), by and between Maya Maritime LLC (“Maya”) and Excelerate Energy Limited Partnership (“EELP”), a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference;
●	a Registration Rights Agreement, dated as of April 18, 2022, by and among the Company, Excelerate Energy Holdings, LLC (“Holdings”) and Maya, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference;
●	a Stockholder’s Agreement, dated as of April 18, 2022, by and among the Company, EELP and Holdings, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference;
●	an Amended and Restated Limited Partnership Agreement of EELP, dated as of April 14, 2022, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;
●	a Tax Receivable Agreement, dated as of April 12, 2022, by and among the Company, EELP, Maya and Holdings, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference; and
●	a Senior Secured Revolving Credit Agreement, dated as of April 18, 2022 (the "Revolving Credit Agreement"), by and among EELP, as borrower, the Company, as parent, the lenders party thereto, the issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Revolving Credit Agreement is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the closing of the IPO, the Company issued: (1) 7,854,167 shares of Class A Common Stock to Maya and other consideration described in the Securities Purchase Agreement in exchange for all of the issued and outstanding membership interests in Excelsior LLC, a Marshall Islands limited liability company, and FSRU Vessel (Excellence), LLC (f/k/a Excellence, LLC), a Marshall Islands limited liability company; and (2) 82,021,389 shares of the Company’s Class B common stock, $0.001 par value per share (the “Class B Common Stock”), to Holdings. The shares of Class A Common Stock and Class B Common Stock were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Future issuances of shares of Class A Common Stock, up to 82,021,389 shares, subject to adjustment for stock splits, stock dividends, reclassifications or similar transactions, in exchange for Class A limited partnership interests of EELP, along with the cancellation of an equal number of shares of Class B Common Stock, will be issued in reliance upon the exemptions set forth in Sections 3(a)(9) and 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Composition of the Board

On April 12, 2022, in connection with the effectiveness of the Registration Statement, Carolyn J. Burke, Paul T. Hanrahan, Henry G. Kleemeier, Don P. Millican and Robert A. Waldo joined the Board of Directors of the Company (the “Board”). Mr. Steven M. Kobos was already serving as a director of the Company. In addition, Mr. Millican was appointed as Chairperson of the Board. Ms. Burke and Mr. Hanrahan qualify as “independent directors” for purposes of serving on the Board and its committees under the applicable rules, including heightened independence requirements applicable to Audit Committee members. The directors have been appointed to the Audit, Compensation and Nominating and Corporate Governance Committees of the Board as follows:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Carolyn J. Burke	X	X (Chair)
Paul T. Hanrahan	X		X (Chair)
Henry G. Kleemeier		X	X
Steven M. Kobos
Don P. Millican	X (Chair)
Robert A. Waldo		X	X

Each independent director will participate in the Company’s standard compensation program for independent directors, as determined by the Board from time to time and described in the Registration Statement in the section captioned “Director Compensation,” which section is incorporated by reference herein. In addition, each director has entered into standard indemnification agreements with the Company, which provide for the standard indemnification and advancement of expenses to the fullest extent permitted by law consistent with the Company’s Amended and Restated Bylaws (as defined below). The description of the indemnification agreements is intended to provide a general description only, is subject to the detailed terms and conditions of and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which was previously filed as Exhibit 10.3 to the Registration Statement dated January 21, 2022 and is incorporated herein by reference.

Excelerate Energy, Inc. Long-Term Incentive Plan and Awards Thereunder

The Company has adopted the Excelerate Energy, Inc. Long-Term Incentive Plan (the “LTI Plan”) to promote and closely align the interests of the Company’s employees, officers, non-employee directors and other service providers and its stockholders by providing stock-based compensation and other performance-based compensation. The LTI Plan allows for the grant of: stock options, both incentive stock options and “non-qualified” stock options; stock appreciation rights (SARs), alone or in conjunction with other awards; restricted stock and restricted stock units (RSUs); incentive bonuses, which may be paid in cash, stock or a combination thereof; and other stock-based awards. Subject to adjustment in the event of certain transactions or changes of capitalization in accordance with the LTI Plan, 10,750,000 shares of Class A Common Stock may be issued under the LTI Plan. The share pool will be increased on January 1st of each calendar year beginning in 2023 by a number of shares equal to 4% of the outstanding shares of Class A Common Stock on the preceding December 31st. The LTI Plan is administered by the Compensation Committee or such other committee designated by the Board to administer the LTI Plan.

On April 13, 2022, the Board approved the following grants of stock options under the LTI Plan, which stock options each have an exercise price of $24.00 per share and vest ratably over five years from the date of grant:

●	Steven M. Kobos (President and Chief Executive Officer) – 88,889 stock options;

●	Dana A. Armstrong (Executive Vice President and Chief Financial Officer) – 20,000 stock options;

●	Daniel H. Bustos (Executive Vice President and Chief Commercial Officer) – 19,556 stock options; and

●	Alisa Newman Hood (Executive Vice President, General Counsel and Secretary) – 8,889 stock options.

The description of the foregoing is qualified in its entirety by reference to the complete terms and conditions of the LTI Plan, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Excelerate Energy, Inc. Severance Plans

On April 13, 2022, the Board adopted the Excelerate Energy, Inc. Executive Severance Plan and the Excelerate Energy, Inc. Change in Control Severance Plan, each of which provide for certain payments and benefits to the Company’s executive officers in the event of a termination of employment both outside the context in a change in control and within 24 months following a change in control of the Company. Each of the Company’s executive officers participates in each of these plans. The plans provide that upon a termination of employment by the Company other than for cause, death or disability, a participant will be entitled to receive the following payments and benefits, subject to the execution and delivery of a separation agreement containing, among other provisions, an effective release of claims in favor of the Company:

●	a lump sum cash severance payment equal to a specified multiple of the executive’s base salary and target executive officer’s bonus amount (under the executive severance plan, this is 2.0X for Mr. Kobos, 1.5X for the other executive officers other than the Controller and Chief Accounting Officer and 1.0X for the Controller and Chief Accounting Officer, and under the change in control severance plan, this increases to 2.99X, 2.0X, and 1.5X, respectively);
●	a pro rata target annual bonus payment for the year of termination;
●	continued coverage (or a cash payment in lieu of such continued coverage) for the participant and his or her covered eligible dependents to continue medical, dental and vision coverage for 24 months for Mr. Kobos, 18 months for the other executive officers other than the Controller and Chief Accounting Officer and 12 months for the Controller and Chief Accounting Officer (increasing to 30 months, 24 months, and 18 months, respectively, under the change in control severance plan); and

●	certain outplacement services.

The description of the foregoing is qualified in its entirety by reference to the complete terms and conditions of the Excelerate Energy, Inc. Executive Severance Plan and the Excelerate Energy, Inc. Change in Control Severance Plan, which are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the IPO, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 13, 2022 and became effective on April 18, 2022, and the Amended and Restated Bylaws became effective upon the Amended and Restated Certificate of Incorporation becoming effective. A description of the material terms of each can be found in the section of the Registration Statement entitled “Description of Capital Stock” and is incorporated herein by reference. The descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Securities Purchase Agreement, dated as of April 8, 2022, by and between Maya Maritime LLC and Excelerate Energy Limited Partnership
3.1	Amended and Restated Certificate of Incorporation of Excelerate Energy, Inc.
3.2	Amended and Restated Bylaws of Excelerate Energy, Inc.
4.1	Registration Rights Agreement, dated as of April 18, 2022, by and among Excelerate Energy, Inc., Excelerate Energy Holdings, LLC and Maya Maritime LLC
4.2	Stockholder’s Agreement, dated as of April 18, 2022, by and among Excelerate Energy, Inc., Excelerate Energy Limited Partnership and Excelerate Energy Holdings, LLC
10.1	Amended and Restated Limited Partnership Agreement of Excelerate Energy Limited Partnership, dated as of April 14, 2022
10.2	Tax Receivable Agreement, dated as of April 12, 2022, by and among Excelerate Energy, Inc., Excelerate Energy Limited Partnership, Maya Maritime LLC and Excelerate Energy Holdings, LLC
10.3	Senior Secured Revolving Credit Agreement, dated as of April 18, 2022, by and among Excelerate Energy Limited Partnership, as Borrower, Excelerate Energy, Inc., as Parent, the lenders party thereto, the issuing banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent
10.4	Form of Indemnification Agreement entered into with Directors and Officers (incorporated by reference to Exhibit 10.3 of Excelerate Energy, Inc.’s Registration Statement on Form S-1/A, filed on January 21, 2022)
10.5	Excelerate Energy, Inc. Long-Term Incentive Plan
10.6	Excelerate Energy, Inc. Executive Severance Plan
10.7	Excelerate Energy, Inc. Change in Control Severance Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelerate Energy, Inc.

Date: April 18, 2022	By:	/s/ Steven Kobos
Name: Steven Kobos
Title: President and Chief Executive Officer